GUGGENHEIM FUNDS SUMMARY PROSPECTUS

Class A, B, C and Institutional

May 1, 2012

High Yield Fund
Class A	SIHAX	Class B	SIHBX	Class C	SIHSX	Institutional Class	SHYIX

www.rydex-sgi.com

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information (SAI), annual report and other information about the fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 1-800-820-0888 or by sending an e-mail to: sservices@sg-investors.com.

The fund’s prospectus and SAI, each dated May 1, 2012, and the fund’s most recent shareholder report are all incorporated by reference into this Summary Prospectus.

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High Yield Fund

INVESTMENT OBJECTIVE

The High Yield Fund seeks high current income. Capital appreciation is a secondary objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 40 of the Fund’s prospectus. More information about these and other discounts is available from your financial professional and in the “Sales Charge – Class A Shares” section on page 21 of the Fund’s prospectus and the “How to Purchase Shares” section on page 35 of the Fund’s Statement of Additional Information.

	Class A	Class B	Class C	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	Closed to new subscriptions	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	5%	1%	None
Redemption Charge (as a percentage of amount redeemed or exchanged)	2%	None	2%	2%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	–
Other Expenses	0.49%	0.99%	0.47%	0.35%
Total Annual Fund Operating Expenses*	1.34%	2.59%	2.07%	0.95%
Fee Waiver (and/or Expense Reimbursement)[1]	-0.16%	-0.65%	-0.14%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver (and/or Expense Reimbursement)	1.18%	1.94%	1.93%	0.95%
*	Expense information in the table have been restated to reflect current fees.
[1]

The Investment Manager has contractually agreed through April 30, 2013 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A – 1.16%, Class B – 1.91%, Class C – 1.91% and Institutional Class – 0.91%. The Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights) and it can be terminated by the Fund’s Board of Directors, subject to the recoupment rights of the Investment Manager.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your cost would be:

	Redeemed				Not Redeemed
Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
A	$590	$864	$1,160	$1,998	$590	$864	$1,160	$1,998
B	$697	$1,044	$1,517	$2,876	$197	$744	$1,317	$2,876
C	$296	$635	$1,101	$2,389	$196	$635	$1,101	$2,389
Institutional	$97	$303	$525	$1,166	$97	$303	$525	$1,166

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing at least 80% of its assets, under normal market conditions, in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), to be of comparable quality (also known as “junk bonds”). These debt securities may include, without limitation: corporate bonds and notes, convertible securities, mortgage-backed and asset-backed securities, and senior secured floating rate corporate loans (“syndicated bank loans”). The Fund also may invest in a variety of investment vehicles that seek to track the performance of a specific index, including exchange traded funds (“ETFs”) and other mutual funds. The Fund may invest up to 10% of its net assets in securities that are in default at the time of purchase. The debt securities in which the Fund invests will primarily be domestic securities, but may also include dollar-denominated foreign securities. The Fund’s average dollar-weighted maturity is generally expected to be between 3 and 15 years.

The Fund may purchase and sell options and futures contracts. These instruments may be used to hedge the Fund’s portfolio, to enhance income, or as a substitute for purchasing or selling securities. The Fund may also invest in restricted securities, which include Rule 144A securities that are eligible for resale to qualified institutional buyers. In addition, the Fund may invest in other types of debt securities and credit derivative instruments; enter into interest rate, total return, credit default, and index swaps and related cap, floor and collar transactions; purchase and sell securities on a when issued, forward commitment or delayed delivery basis; and invest in credit derivative instruments for purposes of enhancing income, hedging risks posed by other portfolio holdings, or as a substitute for investing, purchasing or selling securities. The Fund may also engage in borrowing.

The Investment Manager uses a “bottom-up” approach in selecting high yield securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager’s credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and market conditions and global market conditions.

To determine the relative value of a security, the Investment Manager compares the security’s credit risk and yield to the credit risk and yield of other securities. The Investment Manager looks for securities that appear to be inexpensive relative to comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security. The Investment Manager focuses on an issuer’s management experience, position in its market, and capital structure in assessing its value. The Investment Manager seeks to diversify the Fund’s holdings among securities and asset classes.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security’s credit rating has been changed; or (3) to meet redemption requests, among other reasons.

Under adverse market conditions, the Fund can make temporary defensive investments and may not be able to pursue its objective.

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PRINCIPAL RISKS

The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

Asset-Backed and Mortgage-Backed Securities Risk – Investors in asset-backed securities, including mortgage-backed securities, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

Convertible Securities Risk – Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Credit Derivative Transactions Risk – Credit derivative instruments may involve special risks because they are difficult to value and typically are highly susceptible to credit risk and may be difficult to sell. In addition, credit default swap transactions may involve greater risks than if a Fund had invested in the reference obligation directly. This is because, among other reasons, if a Fund is a buyer of a credit default swap and no event of default occurs, the Fund will have made a series of periodic payments and recovered nothing of monetary value.

Credit Risk – The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

Derivatives Risk – Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not sufficiently correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may also reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited.

Equity Securities Risk – Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Fund may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk – Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

High Yield Securities Risk – Higher yielding, below investment grade and other high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Interest Rate Risk – Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Vehicles Risk – Investing in other investment vehicles, including ETFs and other funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Syndicated Bank Loans Risk – Investments in syndicated bank loans involve special types of risks, including credit risk, interest rate risk, liquidity risk and prepayment risk. Syndicated bank loans may not be sufficiently collateralized or the collateral may be difficult to liquidate. As a result, syndicated bank loans may decline in value. Syndicated bank loans generally offer

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a floating interest rate. Syndicated bank loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Leverage Risk – The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives and borrowings.

Liquidity Risk – Investments are subject to liquidity risk when they are difficult to purchase or sell.

Management Risk – The Fund is actively managed. There is no guarantee that the investment strategies will be successful.

Options and Futures Risk – Options and futures may sometimes reduce returns or increase volatility. They also may entail transactional expenses.

Prepayment Risk – Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.

Regulatory and Legal Risk – U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund.

Restricted Securities Risk – Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.

Special Situations/Securities in Default Risk – Investments in the securities and debt of distressed issuers or issuers in default involves far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full.

When Issued, Forward Commitment and Delayed-Delivery Transactions Risk – When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.

PERFORMANCE INFORMATION

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A share performance from year to year and by showing how the Fund’s average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.rydex-sgi.com or by calling 1-800-820-0888.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return 2Q 2009 32.56%	Lowest Quarter Return 4Q 2008 -22.27%

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After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for Class B, C and Institutional Class will vary.

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-8.07%	4.78%	6.69%
Return After Taxes on Distributions	-11.14%	1.86%	3.98%
Return After Taxes on Distributions and Sale of Fund Shares	-4.78%	2.37%	4.11%
Class B	-7.63%	5.83%	6.91%
Class C	-5.17%	5.06%	6.42%
Institutional Class	-3.30%	N/A	9.16%	[1]
Index
Barclays Capital Corporate High Yield Index (reflects no deductions for fees, expenses, or taxes)	4.98%	7.54%	8.85%
[1]	Since inception of July 11, 2008.

MANAGEMENT OF THE FUND

INVESTMENT MANAGER

Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Fund.

PORTFOLIO MANAGER

David Toussaint is primarily responsible for the day-to-day management of the Fund and holds the title “Portfolio Manager” with the Investment Manager. He has managed the Fund since April 2000.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Rydex Distributors, LLC, the Fund’s distributor, or through the transfer agent (by mail or telephone, if you select the telephone option on your account application). You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. Class B shares are closed to new subscriptions from either existing or new shareholders. For Class A and C shares, the minimum initial investment is $100. Subsequent investments must be $100 (or $20 under an Automatic Investment Plan). For Institutional Class shares, the minimum initial investment is $2 million, although the Fund may waive this requirement at its discretion. The Institutional share class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.

TAX INFORMATION

Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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40 East 52nd Street • New York, New York 10022 • www.rydex-sgi.com

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